Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
$150,000,000
Common Stock
($0.01 par value per share)
EQUITY DISTRIBUTION AGREEMENT
September 9, 2009
Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
Ladies and Gentlemen:
          Huntington Bancshares Incorporated, a Maryland corporation (the “Company”), confirms its agreement (this “Agreement”) with Goldman, Sachs & Co. (the “Manager”), as follows:
          SECTION 1. Description of Securities. The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), having an aggregate offering price of up to $150,000,000 (the “Shares”), from time to time during the term of this Agreement and on the terms set forth in Section 3 of this Agreement. For purposes of selling the Shares through the Manager, the Company hereby appoints the Manager as exclusive agent of the Company for the purpose of soliciting purchases of the Shares from the Company pursuant to this Agreement and the Manager agrees to use its reasonable efforts to solicit purchases of the Shares on the terms and subject to the conditions stated herein. The Company hereby reserves the right to issue and sell shares of Common Stock other than through or to the Manager during the term of this Agreement on terms that it deems appropriate.
          SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Manager that:
          (a) The Company prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3ASR (File Nos. 333-156700, 333-156700-01, 333-156700-02, 333-156700-03 and 333-156700-04) (the “registration statement”) which has heretofore become, and is, effective under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the “Act”); the registration statement and the Prospectus Supplement (as defined below) set forth the terms of an offering, sale and plan of distribution of shares of the Common Stock and/or other securities of the Company and contain or incorporate therein by reference additional information concerning the Company and its business; no stop order of the Commission preventing or suspending the use of any Basic Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Issuer Free Writing Prospectus (as defined in

Section 2(g) below), or the effectiveness of the Registration Statement (as defined below), has been issued or is in effect, and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. Except to the extent the Manager shall agree in writing prior to a modification, the Prospectus (as amended or supplemented) shall be in all substantive respects in the form furnished to the Manager (i) prior to the execution of this Agreement or, (ii) after the execution of this Agreement, pursuant to the Company’s agreement in Section 4(a). Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act (the “Effective Time”), as such section applies to the Manager, including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the base prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to the Manager in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule A hereto. Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          (b) To the extent that the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement or the Company is not a

“well-known seasoned issuer” as defined in Rule 405 under the Act or otherwise is unable to make the representations set forth in Section 2(c) at any time when such representations are required, the Company shall file a new registration statement with respect to any additional Common Stock necessary to complete such sales of the Shares and shall cause such registration statement to become effective as promptly as practicable. After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents incorporated by reference therein pursuant to Item 12 of Form S-3, and all references to “Base Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement at the time such registration statement became effective.
          (c) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption in Rule 163 under the Act, and (iv) at the execution of this Agreement and on each such time this representation is repeated or deemed to be made (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Act. The Company agrees to pay the fees required by the Commission relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.
          (d) (i) At the respective times the Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Manager pursuant to Rule 430B(f)(2) under the Act, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”) and Settlement Date (as defined in Section 3(f)), if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement complied and will comply in all material respects with the requirements of the Act and the rules and regulations under the Act; (ii) the Basic Prospectus, complies or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of each Time of Sale, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects with the rules and regulations under the Act; (iii) each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, as of each Time of Sale and Settlement Date, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects with the rules and regulations under the Act; (iv) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (v) no Incorporated Document was filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to execution of this Agreement, except as set forth on Schedule B hereto; and (vi) each Permitted Free Writing Prospectus complied in all material respects with the Act and has been filed or will be filed in accordance with the Act (to the extent required thereby).
          (e) (i) at the Effective Time with respect to the Registration Statement and each amendment thereto, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of the execution of this Agreement, at each Time of Sale and at each Settlement Date the Prospectus (as amended and supplemented at such time) and any Permitted Free Writing Prospectus, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) as of its date, at any Settlement Date and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule), the Prospectus (together with any supplements thereto) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the Prospectus or in the General Disclosure Package.
          (f) Each Permitted Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Manager, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be part thereof that has not been superseded or modified, the General Disclosure Package or the Prospectus. Any electronic roadshow relating to the offering of the Shares, when considered together with the General Disclosure Package, as of the Time of Sale, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (g) Other than the Basic Prospectus, the Prospectus and any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, the Company (including its agents and representatives, other than the Manager) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy any Shares required to be filed with the Commission without the Manager’s consent (each such communication by the Company or its agents and representatives being referred to herein as a “Issuer Free Writing Prospectus”), other than any Permitted Free Writing Prospectus. The Manager represents and agrees that, without the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act.
          (h) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was not an “ineligible issuer” as defined in Rule 405 of the Act; and (B) at the earliest time after the time of filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Act.
          (i) The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Company is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Shares.
          (j) The Company has an authorized capitalization as set forth in the General Disclosure Package; and all of the issued shares of capital stock, including the Common Stock, have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive or similar right. The Company’s Common Stock has been registered pursuant to Section 12(b) of the Exchange Act, and the outstanding shares of Common Stock are listed on the NASDAQ Global Select Market (“NASDAQ”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing.
          (k) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package, the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as a whole (a “Material Adverse Effect”). Each significant subsidiary (as defined in Rule 405 under the Act) of the Company as set forth on Schedule C hereto (each, a “Significant Subsidiary”) has been duly constituted and is validly existing as a corporation, limited liability company, national banking association or business trust, as applicable, in good standing under the laws of its jurisdiction of incorporation or formation.
          (l) The Company is duly registered as a bank holding company and qualified as a financial holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”);
          (m) The Company and each of its subsidiaries are in compliance with all laws administered by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation (“FDIC”) and any other federal or state bank regulatory authorities (together with the Federal Reserve Board, the OCC and the FDIC, the “Bank Regulatory Authorities”) with jurisdiction over the Company or any of its subsidiaries, except for failures to be so in compliance that would not individually or in the aggregate have a Material Adverse Effect;
          (n) All of the issued shares of capital stock of each Significant Subsidiary that is a corporation or association have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares or as listed in Schedule C hereto) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
          (o) The Shares have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement by the Company, and, when duly issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; upon payment of the purchase price and delivery of the Shares in accordance herewith, the Manager will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and restrictions; no holder of the Shares will be subject to personal liability solely by reason of being such a holder; and the issuance of the Shares will not be subject to preemptive or similar rights.

          (p) The capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus; and the certificates for the Shares meet the requirements thereof under the Company’s bylaws.
          (q) This Agreement has been duly authorized, executed and delivered by the Company.
          (r) The Company has not entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement.
          (s) Deloitte & Touche LLP, who has audited certain financial statements of the Company and its subsidiaries and the effectiveness of the Company’s internal control over financial reporting, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder.
          (t) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
          (u) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in contravention of applicable law.
          (v) Except as disclosed in the General Disclosure Package, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.
          (w) Other than as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject that, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened.
          (x) (i) Neither the Company nor any of its Significant Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as a whole, otherwise, in any such case described in clause (i) or (ii), than as set forth or contemplated in the Prospectus.
          (y) The Company is not and, after giving effect to the offering and sale of the Shares as herein contemplated and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will not be required to be registered as an “investment company” as defined in the Investment Company Act of 1940.
          (z) The issuance and sale of the Shares, the compliance by the Company with its obligations hereunder and the consummation of the transactions contemplated herein by the Company will not (i) whether with or without the giving of notice or lapse of or both, conflict with or constitute a breach or violation of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to the terms of any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any Significant Subsidiary is subject, or (ii) result in any violation of the provisions of (A) the Charter or the Bylaws of the Company or other organizational documents of any Significant Subsidiary, or (B) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or any Significant Subsidiary or any of their properties, assets or operations, except (in the case of (i) or (ii)(B)) for conflicts, breaches, violations or defaults which would not have a Material Adverse Effect. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act, which have been obtained, or as may be required under the securities or Blue Sky laws of the various states or securities regulations of foreign jurisdictions) is necessary or required in connection with the issuance and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or securities regulations of foreign jurisdictions in connection with the purchase and distribution of the Shares by the Manager. As used herein, a “Repayment Event” means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Significant Subsidiary.
          (aa) Neither the Company nor any of its Significant Subsidiaries is (A) in violation of its Charter, or comparable organizational documents, (B) in violation of its Bylaws or (C) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except where such defaults under (B) or (C) would not individually or in the aggregate have a Material Adverse Effect.
          (bb) The statements set forth in the Prospectus under the caption “Description of Capital Stock—Common Stock,” insofar as it purports to constitute a summary of the terms of the Shares and to describe the provisions of the laws and documents referred to therein, fairly summarize in all material respects the matters therein described; and the statements set forth in the Prospectus under the caption “Plan of Distribution,” insofar as it purports to describe the provisions of the laws and documents referred to therein, fairly summarize the matters set forth therein.
          (cc) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; the Company’s internal control over financial reporting was effective as of June 30, 2009 and the Company is not aware of any material weaknesses in its internal control over financial reporting.
          (dd) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
          (ee) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures were effective as of June 30, 2009.
          (ff) Since December 31, 2008, there has been no change in the Company’s disclosure control and procedures that has materially affected, or is reasonably likely to materially affect, the Company’s disclosure control and procedures.
          (gg) The Shares have been approved for listing on the NASDAQ, subject only to notice of issuance at or prior to the Settlement Date.
          (hh) The operations of the Company and its subsidiaries have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”), except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened that would, individually or in the aggregate, have a Material Adverse Effect.
          (ii) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee of the Company (in their capacities as such) or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
          (jj) Any certificate signed by any officer of the Company delivered to the Manager or to counsel for the Manager pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Manager as to the matters covered thereby.
          SECTION 3. Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Manager agree that the Company may from time to time seek to sell Shares through the Manager, acting as sales agent, or directly to the Manager acting as principal, as follows:
          (a) The Company may submit to the Manager its orders (including any price, time or size limits or other customary parameters or conditions) to sell Shares on any Trading Day (as defined herein) in a form and manner as mutually agreed to by the Company and the Manager. As used herein, “Trading Day” shall mean any trading day on the NASDAQ.
          (b) Subject to the terms and conditions hereof, the Manager shall use its reasonable efforts to execute any Company order submitted to it hereunder to sell Shares and with respect to which the Manager has agreed to act as sales agent. The Company acknowledges and agrees that (A) there can be no assurance that the Manager will be successful in selling the Shares, (B) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Manager to use its reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required under this Agreement, and (C) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Manager and the Company.

          (c) The Company shall not authorize the issuance and sale of, and the Manager shall not sell as sales agent, any Share at a price lower than the minimum price (not less than par value) therefor designated from time to time by the Company and notified to the Manager in writing. In addition, the Company or the Manager may upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which the Manager is acting as sales agent; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.
          (d) The Manager hereby covenants and agrees to sell the Shares on behalf of the Company only as permitted by the Act and the applicable securities laws and regulations of any jurisdiction.
          (e) The compensation to the Manager for sales of the Shares with respect to which the Manager acts as sales agent hereunder shall be equal to 2.0% of the gross offering proceeds of the Shares sold pursuant to this Agreement. The Company may sell Shares to the Manager as principal at a price agreed upon at the relevant Time of Sale. Any compensation or commission due and payable to the Manager hereunder with respect to any sale of Shares during a calendar month shall be paid by the Company to the Manager concurrently with the settlement for sales of the Shares by deduction from the proceeds from sales of the Shares payable to the Company.
          (f) Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through or to the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the gross proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Manager’s or its designee’s account (provided the Manager shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payments in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable) shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) hold the Manager harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (B) pay the Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.
          (g) If acting as sales agent hereunder, the Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the NASDAQ each day in which the Shares are sold under this Agreement setting forth (A) the amount of the Shares sold on such day and the gross offering proceeds received from such sale and (B) the commission payable by the Company to the Manager with respect to such sales.
          (h) Any obligation of the Manager to use its reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.
          (i) In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Manager to properly identify its clients.
          SECTION 4. Covenants of the Company. The Company agrees with the Manager:
          (a) To make no amendment or any supplement to the Registration Statement, any Basic Prospectus or the Prospectus after the date of this Agreement and during the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), prior to having furnished the Manager with a copy of the proposed form thereof and given the Manager a reasonable opportunity to review the same (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)), and to not file any such proposed amendment or supplement to which the Manager reasonably objects; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule); and during such same period to advise the Manager, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus has been filed or electronically transmitted for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

          (b) To furnish the Manager with copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Manager or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act), as many copies of the Prospectus (or the Prospectus as amended or supplemented) and each Issuer Free Writing Prospectus as the Manager may from time to time reasonably request, and the Company agrees to pay the expenses of printing or other production of all documents relating to the offering; and if, after the date of this Agreement and during the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference into the Prospectus in order to comply with the Act or the Exchange Act, to notify the Manager promptly to suspend solicitation of purchases of the Shares and forthwith upon receipt of such notice, the Manager shall suspend its solicitation of purchases of the Shares and shall cease using the Prospectus; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Manager by telephone (with confirmation in writing) and will promptly prepare and file with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance, will advise the Manager when the Manager is free to resume such solicitation and will prepare and furnish to the Manager as many copies as the Manager may reasonably request of such amendment or supplement; if required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by the Manager and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act, and to make no further amendment or supplement to such form of prospectus which shall be disapproved by the Manager promptly after reasonable notice thereof; and in case the Manager is required to deliver under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, upon the request of the Manager, and at its own expense, to prepare and deliver to the Manager as many copies as the Manager may request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Act, as the case may be.
          (c) Promptly from time to time to take such action as the Manager may reasonably request in order to qualify the Shares for offering and sale under the securities laws of such states as the Manager may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process in suits in any jurisdiction where it is not now subject, and provided further that the expense of maintaining any such qualification more than one year from the date of a particular sale of the Shares to be so qualified shall be at the expense of the Manager.
          (d) (i) To make generally available to its securityholders as soon as practicable, but in any event no later than 18 months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after such effective date.
               (ii) If the Company makes any public announcement or release disclosing its results of operations or financial condition for a completed quarterly or annual fiscal period and the Company has not yet filed a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K with respect to such information, as applicable, then, prior to any sale of Shares, the Company and the Manager shall agree on the most desirable manner to have such information deemed incorporated into the Registration Statement in a timely manner.
          (e) That the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Basic Prospectus, the Prospectus, any Prospectus Supplement and any Issuer Free Writing Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Manager and any dealer; (ii) the cost of printing or producing this Agreement, the Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the Manager in connection with such qualification and in connection with the Blue Sky survey (provided, however, that the aggregate fees and disbursements of counsel in connection with this clause (iii) shall not exceed $30,000 without prior written consent of the Company, which consent will not be unreasonably withheld); (iv) any fees charged by securities rating services for rating the Shares; (v) the cost of preparing the certificates for the Shares; (vi) filing fees incident to, and the fees and disbursements of counsel for the Manager in connection with, any required review by The Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Shares; (vii) all fees and expenses in connection with the listing of the Shares; (viii) the costs and charges of any transfer agent or registrar or paying agent; (ix) all of the Company’s costs and expenses relating to investor roadshow and similar presentations; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 4(e). It is understood, however, that, except as provided in this Section 4(e) and Section 6, the Manager will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

          (f) To use its reasonable best efforts to cause the Shares to be listed for trading on the NASDAQ and to maintain such listing.
          (g) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement relating solely to the offering of securities other than the Shares and other than any amendment or supplement due to the filing with the Commission of any document incorporated by reference into the Prospectus), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), (iii) the Shares are delivered to the Manager as principal on a Settlement Date, or (iv) otherwise as the Manager may reasonably request (such commencement date and each such date referred to in (i), (ii), (iii) and (iv) above, a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date of such commencement or recommencement, effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the relevant Settlement Date, or promptly upon request, as the case may be, in form reasonably satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 5(f) of this Agreement which were last furnished to the Manager are true and correct at the time of such commencement or recommencement, amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.
          (h) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and at each Representation Date, the Company shall cause to be furnished to the Manager or counsel to the Manager (i) a written opinion or opinions of Wachtell, Lipton, Rosen & Katz, counsel for the Company, or other counsel of the Company satisfactory to the Manager (“Company Counsel”), dated as of such Representation Date, in form and substance satisfactory to the Manager in its reasonable judgment, to the effect of Exhibit A-1 hereto, (ii) Venable LLP, Maryland Counsel for the Company, or other Maryland counsel of the Company satisfactory to the Manager (“Maryland Company Counsel”) to the effect of Exhibit B hereto and (iii) the Company’s Senior Corporate Counsel or such other internal counsel satisfactory to the Manager (“Internal Counsel”) to the effect of Exhibit C hereto, but, in each case, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Manager with a letter (a “Reliance Letter”) to the effect that the Manager may rely on a prior opinion delivered under this Section 4(h) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).
          (i) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and at each Representation Date, Sullivan & Cromwell LLP, counsel to the Manager, shall deliver a written opinion or opinions, dated as of such Representation Date, in form and substance satisfactory to the Manager.
          (j) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder, if the Company has filed a current report on Form 8-K containing amended financial information with the Commission during the suspension period), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information, (ii) the Shares are delivered to the Manager as principal on a Settlement Date, (iii) the Company shall file a quarterly report on Form 10-Q or an annual report on Form 10-K or (iv)  there is filed with the Commission any document (other than a quarterly report on Form 10-Q or an annual report on Form 10-K) incorporated by reference into the Prospectus which contains additional amended financial information, to cause Deloitte & Touche LLP, or other independent accountants satisfactory to the Manager (the “Accountants”), forthwith to furnish the Manager a letter, dated the date of commencement or recommencement, effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the Settlement Date, as the case may be, in form and substance satisfactory to the Manager, (i) confirming that they are an independent registered public accounting firm within the meaning of the Act, the Exchange Act and the Public Company Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.
          (k) To make available its senior corporate officers for inquiries with the Manager and its counsel as the Manager may reasonably request from time to time; such inquiries shall be for the purpose of updating the Manager’s due diligence review of the Company in connection with the transactions contemplated hereby; the form and manner, location and date and time of such inquiries shall be designated by the Manager in consultation with the Company.
          (l) To keep available sufficient shares of Common Stock to provide for the issuance, free of any preemptive rights, out of its authorized but unissued Common Stock, of the maximum aggregate number of Shares authorized for issuance by the Board pursuant to the terms of this Agreement.

          (m) That it consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.
          (n) If, to the knowledge of the Company, any condition set forth in Section 5(a) or 5(g) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.
          (o) That, at each Time of Sale, Settlement Date and Representation Date, the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).
          (p) To comply with the requirements of Rule 433 under the Act applicable to any “issuer free writing prospectus,” as defined in such rule, including timely filing with the Commission where required, legending and record keeping.
          (q) That if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the General Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Manager and, if requested by the Manager, will prepare and furnish without charge to the Manager an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this agreement shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein.
          (r) To not (i) take, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) sell, bid for, purchase or pay any person (other than as contemplated by this Agreement) any compensation for soliciting purchases of the Shares.

          (s) To, at any time during the term of this Agreement, as supplemented from time to time, advise the Manager immediately after having received notice or obtained knowledge thereof, of any information or fact that would (i) alter or affect any opinion or (ii) alter or affect in a material respect any certificate, letter or other document provided to the Manager pursuant to Section 5.
          (t) To the extent required by the rules, regulations or guidance of the Commission, to disclose in its annual reports on Form 10-K and quarterly reports on Form 10-Q, as applicable, the number of Shares sold through the Manager under this Agreement, the net proceeds to the Company and the compensation paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant quarter.
          (u) To apply the net proceeds from the sale of the Shares in the manner set forth in the Prospectus.
          SECTION 5. Conditions of Manager’s Obligations. The obligations of the Manager hereunder with respect to any order submitted to the Manager by the Company to sell Shares or any agreement by the Manager to purchase Shares as principal are subject to the condition that (i) the representations and warranties on the part of the Company on the date hereof, and as of each Representation Date, any Time of Sale and Settlement Date are true and correct, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions precedent.
          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; the Prospectus, any amendment or supplement thereto and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); and all requests for additional information on the part of the Commission shall have been complied with or otherwise satisfied.
          (b) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Manager so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

          (c) The Company shall furnish to the Manager, at every date specified in Section 4(h) of this Agreement, opinions of Company Counsel and Maryland Company Counsel, addressed to the Manager, required to be delivered pursuant to Section 4(h).
          (d) The Manager shall have received, at every date specified in Section 4(i) of this Agreement, the favorable opinions of Sullivan & Cromwell LLP, counsel to the Manager, required to be delivered pursuant to Section 4(i).
          (e) At the dates specified in Section 4(j) of this Agreement, the Manager shall have received from the Accountants the comfort letters required to be delivered pursuant to Section 4(j).
          (f) The Company will deliver to the Manager a certificate of the Company, signed by officers of the Company satisfactory to the Manager, dated as of and delivered on each Representation Date, to the effect that the signers of such certificate have examined the Registration Statement, the General Disclosure Package and the Prospectus and any supplements or amendments thereto and this Agreement and that (i) the representations and warranties of the Company contained in this Agreement are true and correct on and as of such Representation Date as though made at and as of such Representation Date; (ii) the Company has duly performed in all material respects all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Representation Date; (iii) since the date of the most recent financial statements included in the General Disclosure Package and the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the General Disclosure Package and the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission, the Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (v) if delivered at a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered at a Settlement Date, at the Time of Sale relating to the Shares, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (vi) if delivered at a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered at a Settlement Date, at the Time of Sale relating to the Shares and at the Settlement Date, the General Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein. In addition, on each Representation Date, the certificate shall also state that the Shares to be sold on that date, if any, have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date, if any, has been validly and sufficiently taken.
          (g) All filings with the Commission required by Rule 424 under the Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).
          (h) The Shares shall have been approved for listing on the NASDAQ, subject only to notice of issuance at or prior to the Settlement Date.
          (i) The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
          (j) The Company shall have complied with its obligations pursuant to Section 4(b) with respect to the furnishing of prospectuses.
          (k) On or after the Time of Sale there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (if applicable) or on the NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Ohio State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Manager makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.
          (l) Prior to each Settlement Date, the Company shall have furnished to the Manager such further information, certificates and documents as the Manager may reasonably request.
          (m) The Company shall have obtained and delivered to the Manager executed copies of a lock-up agreement in the form attached hereto as Exhibit D hereto from each of the executive officers and directors of the Company. The Company shall also obtain and deliver to the Manager executed copies of a lock-up agreement in the form attached as Exhibit D hereto, except that such lock-up agreement shall expire no later than the expiration date of lock-up agreements referenced in the immediately preceding sentence (the “Expiration Date”), from each of the new executive officers and directors appointed or hired by the Company on or prior to the Expiration Date who receives a grant of stock options, restricted stock units or other equity awards from the Company.
     If any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned in this Agreement shall not have been delivered in accordance with this Agreement, this Agreement and all obligations of the Manager hereunder may be canceled at, or at any time prior to, any Settlement Date, by the Manager. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
     The documents required to be delivered by this Section 5 shall be delivered at the office of Sullivan & Cromwell LLP, counsel for the Manager, at 125 Broad Street, New York, New York 10004, on each such date as provided in this Agreement.
          SECTION 6. Indemnification and Contribution.
          (a) The Company will indemnify and hold harmless the Manager against any losses, claims, damages or liabilities, joint or several, to which the Manager may become subject with respect to the Shares, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the General Disclosure Package, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any amendment or supplement thereto with respect to the Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Manager for any legal or other expenses reasonably incurred by the Manager in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein.
          (b) The Manager will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject with respect to the Shares, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the General Disclosure Package, the Basic Prospectus, the Prospectus or any amendment or supplement thereto with respect to the Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein; and will reimburse the Company, as appropriate, for any legal fees or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall,

if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, provided, however, that the Manager shall have the right to employ counsel to represent jointly the Manager and its directors, officers, partners, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Manager against the Company under this Section 6 if the named parties in any such proceeding (including any impleaded parties) include both the Manager or its directors, officers, partners, employees or controlling persons, on the one hand, and the Company, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Manager on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensations, commissions and discounts received by the Manager, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Manager on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company on the one hand and the Manager on the other agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten or sold by it and distributed to the public were offered to the public exceeds the amount of any damages that the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Manager within the meaning of the Act; and each broker-dealer affiliate of the Manager; and the obligations of the Manager under this Section 6 shall be in addition to any liability which the Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.
          SECTION 7. Representations and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Manager or any controlling person of the Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.
          SECTION 8. Termination.

          (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to offers and sales of Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if the Shares have been sold through the Manager for the Company, then Sections 3(f), 3(g), 4(f) and 4(n) of this Agreement shall remain in full force and effect with respect to and to the extent of such Shares sold, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination, and (iii) Sections 4(e), 6, 7, 9, 11 and 13 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the offers and sales of Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 4(e), 6, 7, 9, 11 and 13 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (c) This Agreement shall remain in full force and effect until the earliest of (i) the date on which $150,000,000 aggregate offering price of the Shares are sold under this Agreement, (ii) the date on which this Agreement is terminated pursuant to Sections 8(a) or (b) above and (iii) the date on which this Agreement is terminated by mutual agreement of the parties; provided that, in each case of clauses (i) and (iii) above, any such termination shall in all cases be deemed to provide that Section 4(e), Section 6 and Section 7 shall remain in full force and effect.
          (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(g) of this Agreement.
          SECTION 9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement shall be in writing and delivered by hand, overnight courier, mail, telex or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Goldman, Sachs & Co., 85 Broad Street, 20th Floor, New York, New York 10004, Attention: Registration Department and, if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at its address set forth in the Registration Statement, Attention: General Counsel and Secretary. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.
          SECTION 10. Parties at Interest. The Agreement herein set forth has been made solely for the benefit of the Manager and the Company and to the extent provided in Section 6 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Manager) shall acquire or have any right under or by virtue of this Agreement.
          SECTION 11. No Fiduciary Relationship. The Company hereby acknowledges that the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Company’s securities. The Company acknowledges and agrees that the Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of any Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, the Company or any other person. Additionally, the Manager is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is advising the Company on other matters). The Manager advises that the Manager and its affiliates are engaged in a broad range of securities and financial services and that it or its affiliates may enter into contractual relationships with purchasers or potential purchasers of the Company’s securities and that some of these services or relationships may involve interests that differ from those of the Company and need not be disclosed to the Company, unless otherwise required by law. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Manager shall have no responsibility or liability to the Company or any other person with respect thereto. Any review by the Manager of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Manager and shall not be on behalf of the Company. The Company waives, to the fullest extent permitted by law, any claims it may have against the Manager for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Manager shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
          SECTION 12. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Manager with respect to the subject matter hereof.
          SECTION 13. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
          SECTION 14. Law; Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          SECTION 15. Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
          SECTION 16. Waiver of Jury Trial. The Company and the Manager hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
          SECTION 17. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
          SECTION 18. Successors and Assigns. This Agreement shall be binding upon, and inure solely to the benefit of, the Manager, the Company and, to the extent provided in Sections 6 and 7 hereof, the officers and directors of the Company and each person who controls the Company or the Manager, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Manager shall be deemed a successor or assign by reason merely of such purchase.
          SECTION 19. Disclosure of Tax Treatment. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Manager imposing any limitation of any kind.
[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Manager. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.
Very truly yours,

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Donald R. Kimble, Jr.

Name: Title:	Donald R. Kimble Jr. Senior Executive Vice President, Chief Financial Officer and Treasurer
ACCEPTED as of the date
first above written
GOLDMAN, SACHS & CO.
By: /s/ Goldman, Sachs & Co.
       (Goldman, Sachs & Co.)